Exhibit 99.1

For more information, contact: Joe A. Ewing, Vice President, Investor Relations 712/277-7305 jewing@terraindustries.com
Terra Announces Final Voting Results for 2009 Annual Meeting of Shareholders
SIOUX CITY, IOWA (December 1, 2009) – Terra Industries Inc. (NYSE: TRA) today announced final voting results for Terra’s 2009 Annual Meeting of Shareholders held on November 20, 2009.
Based on the results certified by the independent Inspector of Elections, Terra shareholders elected CF Industries Holdings, Inc.’s (NYSE: CF) three nominees to Terra’s Board of Directors – John N. Lilly, President of John Lilly Strategic Insights, LLC and former Chief Executive Officer of The Pillsbury Company; David A. Wilson, President and Chief Executive Officer of the Graduate Management Admission Council and former Managing Partner at Ernst & Young LLP; and Irving B. Yoskowitz, Senior Counsel at Dickstein Shapiro LLP and former Executive Vice President and General Counsel of Constellation Energy Group, Inc.
Messrs. Lilly, Wilson and Yoskowitz were elected and qualified to serve as Class II directors until Terra’s 2012 Annual Meeting of Shareholders. Of the 84,332,541 shares represented at the meeting, Messrs. Lilly, Wilson and Yoskowitz received votes representing approximately 38% of the outstanding Terra shares, excluding CF Industries’ vote, while Terra’s nominees received votes representing approximately 36% of the outstanding Terra shares.
“Terra’s Board and management team look forward to working constructively with our new directors to continue enhancing value for all Terra shareholders,” said Michael Bennett, Terra President and Chief Executive Officer. “Terra’s robust near- and long-term prospects position the Company to continue implementing its strategic growth initiatives amidst an anticipated upsurge in demand and profitability from our agricultural and industrial customer base.”
At the Annual Meeting, Terra shareholders also ratified the Audit Committee’s selection of the firm of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2009.
About Terra
Terra Industries Inc., with 2008 revenues of $2.9 billion, is a leading North American producer and marketer of nitrogen products.
Forward-Looking Statements
Certain statements in this communication may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. As a result, these statements speak only as of the date they were made and Terra undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and similar expressions are used to identify these forward-

Terra Industries Inc. ♦ 600 Fourth Street ♦ P.O. Box 6000 ♦ Sioux City, Iowa 51102-6000
www.terraindustries.com ♦ 712/277-1340 ♦ NYSE Ticker: TRA

NEWS from Terra Industries Inc.	December 1, 2009
looking statements. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks, uncertainties and assumptions include, among others:
• risks related to potential acquisition transactions,
• changes in financial and capital markets,
• general economic conditions within the agricultural industry,
• competitive factors and price changes (principally, sales prices of nitrogen and methanol products and natural gas costs),
• changes in product mix,
• changes in the seasonality of demand patterns,
• changes in weather conditions,
• changes in environmental and other government regulation,
• changes in agricultural regulations and
• changes in the securities trading markets.
Additional information as to these factors can be found in Terra’s 2008 Annual Report/10-K and in Terra’s subsequent Quarterly Reports on Form 10-Q, in each case in the sections entitled “Business,” “Risk Factors,” “Legal Proceedings,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and in the Notes to the consolidated financial statements.
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Note:	Terra Industries’ news announcements are also available on its Web site, www.terraindustries.com.
Additional Contacts:
Matthew Sherman/Jamie Moser
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449
msherman@joelefrank.com/jmoser@joelefrank.com

Terra Industries Inc. ♦ 600 Fourth Street ♦ P.O. Box 6000 ♦ Sioux City, Iowa 51102-6000
www.terraindustries.com ♦ 712/277-1340 ♦ NYSE Ticker: TRA